EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                                MORGAN STANLEY
                               CWALT 2005-047CB
           Preliminary Pool - Represents a portion of the Final Pool
                                  All records
                                 1,528 records
                             Balance: 337,092,403


                  Selection Criteria: All records
                  Table of Contents

1. Mortgage Rates (%)
2. Current Mortgage Loan Amounts
3. FICO Score
4. Type Program
5. Original Loan-to-Value Ratio (%)
6. State
7. Loan Purpose
8. Property Type
9. Occupancy Type
10. Remaining Term to Maturity (Months)
11. Silent Second Flag



1. Mortgage Rates (%)


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Mortgage Rates (%)                      Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
5.001 - 5.250                                 1       286,700.00         0.09    286,700.00    5.125    359     672         95
5.251 - 5.500                                62    15,017,956.09         4.46    242,225.10    5.471    359     745      66.89
5.501 - 5.750                               322    77,455,425.87        22.98    240,544.80    5.709    359     726      69.95
5.751 - 6.000                               512   113,546,838.81        33.68    221,771.17    5.921    359     726      72.27
6.001 - 6.250                               418    89,347,426.65        26.51    213,749.82    6.201    359     714      77.03
6.251 - 6.500                               213    41,438,055.60        12.29    194,544.86    6.412    359     716      79.93
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Minimum: 5.125
Maximum: 6.500
Weighted Average: 5.983

2. Current Mortgage Loan Amounts


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
Current Mortgage                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Loan Amounts                            Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
0.01 - 100,000.00                           100     8,208,230.16         2.44     82,082.30    6.076    360     730      64.98
100,000.01 - 200,000.00                     577    88,096,838.78        26.13    152,680.83    6.053    359     721      74.11
200,000.01 - 300,000.00                     540   134,749,466.37        39.97    249,536.05    5.957    359     722      74.21
300,000.01 - 400,000.00                     302   101,716,479.71        30.17    336,809.54     5.95    359     722      73.36
400,000.01 - 500,000.00                       4     1,707,808.00         0.51    426,952.00    6.092    359     705       74.1
500,000.01 - 600,000.00                       5     2,613,580.00         0.78    522,716.00    6.251    359     773      76.48
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Minimum: 39,920.00
Maximum: 535,900.00
Average: 220,610.21




3. FICO Score


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
FICO Score                              Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
660 <=                                      167    37,621,429.45        11.16    225,278.02    6.027    359     642      75.64
661 - 680                                   165    36,567,810.86        10.85    221,623.10     6.03    359     670       76.4
681 - 700                                   178    40,083,775.99        11.89    225,189.75    6.021    359     690      74.02
701 - 720                                   223    48,497,033.62        14.39    217,475.49    5.999    359     710      75.45
721 >=                                      795   174,322,353.10        51.71    219,273.40    5.956    359     762      72.19
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72

4. Type Program


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
Type                                   Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Program                                 Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
Full                                        917   201,472,424.36        59.77    219,708.21    5.909    359     719      72.51
Preferred                                   215    50,965,157.04        15.12    237,047.24    6.065    360     751         75
Reduced                                     214    47,331,699.73        14.04    221,176.17    6.188    359     715      76.66
Alternative                                 159    32,075,144.90         9.52    201,730.47    6.014    359     703      75.35
NINA                                         23     5,247,976.99         1.56    228,172.91    6.205    359     748      71.02
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72




5. Original Loan-to-Value Ratio (%)


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
Original                               Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Loan-to-Value Ratio (%)                 Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
<= 50.00                                    119    22,721,565.20         6.74    190,937.52    5.832    359     750      41.12
50.01 - 55.00                                51    10,655,574.99         3.16    208,932.84    5.892    359     715       52.4
55.01 - 60.00                                58    12,667,657.40         3.76    218,407.89     5.84    360     735      57.67
60.01 - 65.00                                78    16,985,973.76         5.04    217,768.89     5.83    360     720       62.5
65.01 - 70.00                               138    33,609,414.43         9.97    243,546.48    5.882    359     721      68.22
70.01 - 75.00                               113    25,260,693.22         7.49    223,545.96    5.949    360     711      73.24
75.01 - 80.00                               823   185,145,457.44        54.92    224,964.10    6.041    359     723      79.46
80.01 - 85.00                                22     4,422,471.00         1.31    201,021.41    5.964    359     732      84.04
85.01 - 90.00                                79    15,896,100.45         4.72    201,216.46    6.139    359     708      89.11
90.01 - 95.00                                47     9,727,495.13         2.89    206,967.98    6.078    359     694      94.87
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Minimum: 6.85
Maximum: 95.00
Weighted Average by Current Balance: 73.72

6. State


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
State                                   Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
Alabama                                      18     2,846,350.00         0.84    158,130.56    6.019    359     730      77.87
Alaska                                        2       573,200.00         0.17    286,600.00    5.875    359     690      86.09
Arizona                                     123    25,864,740.76         7.67    210,282.45    6.003    359     722      73.84
Arkansas                                      7       976,200.00         0.29    139,457.14        6    359     707       79.6
California                                  280    76,378,354.60        22.66    272,779.84    5.866    359     727      67.77
Colorado                                     29     5,489,520.00         1.63    189,293.79    5.979    359     741      73.01
Connecticut                                   7     1,565,195.00         0.46    223,599.29    5.924    360     745      66.24
Delaware                                      8     1,590,950.00         0.47    198,868.75    6.083    360     682      80.42
District of Columbia                          1       346,300.00          0.1    346,300.00     5.75    360     718      69.82
Florida                                     109    22,630,742.60         6.71    207,621.49    6.073    359     719       75.2
Georgia                                      36     5,612,642.00         1.67    155,906.72    6.006    359     733       77.2
Hawaii                                       22     7,829,134.88         2.32    355,869.77    6.113    359     746      73.08
Idaho                                        13     2,248,915.00         0.67    172,993.46    6.053    360     736      74.79
Illinois                                     34     7,190,497.00         2.13    211,485.21    6.129    359     726      78.98
Indiana                                      12     2,118,240.00         0.63    176,520.00    6.071    360     722      77.88
Kansas                                        6       939,850.00         0.28    156,641.67    5.969    359     752      75.09
Kentucky                                     12     1,984,149.69         0.59    165,345.81    6.123    360     711      79.64
Louisiana                                     3       554,255.00         0.16    184,751.67    6.137    360     738      78.61
Maine                                         7     1,271,400.00         0.38    181,628.57    6.132    360     740      73.29
Maryland                                     39     9,240,188.00         2.74    236,927.90    5.942    359     701      72.49
Massachusetts                                26     6,838,175.00         2.03    263,006.73     6.08    359     709      75.03
Michigan                                    104    18,786,278.66         5.57    180,637.29     5.97    360     730      74.25
Minnesota                                    28     5,237,782.00         1.55    187,063.64    6.124    360     721      78.55
Mississippi                                   2       402,830.00         0.12    201,415.00     5.49    359     769      71.43
Missouri                                     20     3,460,699.39         1.03    173,034.97    6.137    359     725      77.91
Montana                                       3       620,500.00         0.18    206,833.33    5.988    360     697      79.88
Nebraska                                      2       301,220.16         0.09    150,610.08    5.907    359     736      79.29
Nevada                                       89    22,065,085.76         6.55    247,922.31    6.021    359     715      77.42
New Hampshire                                 9     1,730,400.00         0.51    192,266.67    6.093    359     710      76.14
New Jersey                                   62    15,361,732.45         4.56    247,769.88    6.031    359     722      73.72
New Mexico                                   11     1,974,300.00         0.59    179,481.82    6.195    359     696      81.92
New York                                     39    10,007,985.00         2.97    256,615.00    6.051    360     716       75.4
North Carolina                               32     6,202,939.00         1.84    193,841.84    6.017    359     721      78.73
Ohio                                         42     5,945,504.17         1.76    141,559.62    6.031    360     720      78.61
Oklahoma                                      4       710,300.00         0.21    177,575.00    6.054    359     740      70.78


Oregon                                       33     7,097,031.37         2.11    215,061.56    5.833    359     730      74.44
Pennsylvania                                 24     4,678,855.00         1.39    194,952.29    5.933    359     724      68.58
Rhode Island                                  5       983,600.00         0.29    196,720.00    6.138    359     729      78.26
South Carolina                               20     3,576,372.00         1.06    178,818.60    6.029    359     704      78.06
South Dakota                                  1       132,000.00         0.04    132,000.00     6.25    360     708         80
Tennessee                                    16     2,690,573.62          0.8    168,160.85    5.962    359     719      77.16
Texas                                        26     5,212,969.60         1.55    200,498.83    6.135    359     722       81.2
Utah                                         18     3,650,620.00         1.08    202,812.22    5.976    359     716      79.19
Virginia                                     76    17,066,681.00         5.06    224,561.59    5.956    359     714      73.55
Washington                                   51    12,050,790.00         3.57    236,290.00    6.008    360     725      74.62
West Virginia                                 3       516,300.00         0.15    172,100.00    6.044    360     682      76.79
Wisconsin                                    12     2,256,054.31         0.67    188,004.53    6.034    360     707      77.94
Wyoming                                       2       284,000.00         0.08    142,000.00    6.043    359     716         80
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Number of States Represented (including Washington D.C.): 48




7. Loan Purpose


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Loan Purpose                            Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
Purchase                                    697   157,895,966.88        46.84    226,536.54    6.061    359     728       78.7
Refinance - Cashout                         592   129,891,207.43        38.53    219,410.82    5.885    360     718      69.26
Refinance - Rate Term                       239    49,305,228.71        14.63    206,298.03    6.011    359     717      69.53
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72

8. Property Type


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Property Type                           Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
Single Family Residence                     999   216,933,002.83        64.35    217,150.15    5.976    359     724      72.73
PUD                                         397    91,995,944.19        27.29    231,727.82    5.984    359     717      75.03
Condo                                       120    24,409,956.00         7.24    203,416.30    6.038    359     732      76.77
2-4 Family                                   12     3,753,500.00         1.11    312,791.67    6.277    360     714       78.7
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72




9. Occupancy Type


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Occupancy Type                          Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
Primary                                    1408   315,647,012.19        93.64    224,181.12    5.976    359     721      73.46
Second Home                                  57    11,420,158.10         3.39    200,353.65    6.074    359     742      78.41
Investment                                   63    10,025,232.73         2.97    159,130.68    6.189    359     733      76.69
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72

10. Remaining Term to Maturity (Months)


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
Remaining Term to                      Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Maturity (Months)                       Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
301 - 360                                  1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72
Minimum: 352
Maximum: 360
Weighted Average: 359.4




11. Silent Second Flag


                                        Number                                                         Wtd
                                          of        Aggregate      Percent of     Average              Avg
                                       Initial      Principal       Initial      Principal             Calc
                                       Mortgage      Balance        Mortgage    Outstanding            Rem    FICO    Original
Silent Second Flag                      Loans      Outstanding        Pool        Balance      WAC     Term   Score     LTV
N                                          1094   240,400,783.31        71.32    219,744.77     5.96    359     722      72.54
Y                                           434    96,691,619.71        28.68    222,791.75    6.051    359     724      76.66
Total:                                     1528   337,092,403.02          100    220,610.21    5.986    359     722      73.72

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------




                            Computational Materials


                                [$333,225,000]
                                 (Approximate)

                       Alternative Loan Trust 2005-47CB

                                  CWALT, Inc.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer



-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------



                         [$333,225,000] (Approximate)

                            Countrywide Home Loans
                       Alternative Loan Trust 2005-47CB


                            Transaction Highlights
                            ----------------------

------------------------------------------------------------------------------------------------------------------------------------
 Offered                                            Expected       Avg Life to                            Payment Window
 Classes       Description           Balance(3)      Ratings      Call/ Mty(1)(2)                         Call/Mty (1)(2)
====================================================================================================================================
   A-1          Floater(4)         [$333,225,000]    AAA/Aaa                2.47 / 2.52               09/05-04/14 / 09/05-07/35
   A-2     Inverse Floater / IO    [$333,225,000]                             Not Offered Hereby
   A-3             NAS              [$66,775,000]                             Not Offered Hereby
    M          Subordinate                                       Not Offered Hereby
   B-1         Subordinate                                       Not Offered Hereby
   B-2         Subordinate                                       Not Offered Hereby
   B-3         Subordinate                                       Not Offered Hereby
   B-4         Subordinate                                       Not Offered Hereby
   B-5         Subordinate                                       Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------

Notes:
-----
(1)  Certificates are priced to a 10% Optional Call.
(2)  Based on 100% PPC, run using the investor settle date.
(3)  Bond sizes subject to a variance of plus or minus 5%.
(4) The Class A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 50 basis points, and (ii) 5.50%. On each Distribution Date, beginning on the first distribution date, on which LIBOR exceeds 5.00%, in addition to the interest distribution amount, the Class A-1 Certificates will be entitled to receive the Yield Supplement Amount, as described herein.



-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------



Depositor:                           CWALT, Inc.

Master Servicer:                     Countrywide Home Loans Servicing LP

Issuer:                              Alternative Loan Trust 2005-47CB

Trustee:                             The Bank of New York

Cut-off Date:                        August 1, 2005

Closing Date:                        August 30, 2005

Investor Settle:                     August 31, 2005

Legal Structure                      REMIC

Optional Call:                       10% Cleanup Call

Distribution Date:                   25th of each month, or the next business
                                     day, commencing September 26, 2005

Accrual Period:                      The interest accrual period (the "Accrual
                                     Period") with respect to the Class A-1
                                     and Class A-2 Certificates for a given
                                     Distribution Date will be the period
                                     beginning on the 25th day of the prior
                                     month and ending on the 24th day of the
                                     month (on a 30/360 basis) in which the
                                     Distribution Date occurs.

ERISA: The Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA,
                                     Section 4975 of the Code or other similar laws.


Offered Certificates:                The Class A-1 Certificates

Other Certificates:                  It is anticipated that other classes of
                                     certificates will be issued by the
                                     issuer, including six classes of
                                     subordinated certificates and [possibly] other classes of senior certificates.

Rating Agencies:                     The Certificates will be rated by two of
                                     the three major Rating Agencies: Moody's, Standard & Poor's, or Fitch, with the expected ratings as set forth on the prior page.

Prepayment Assumption:               100% PPC representing 10% to 24% CPR over
                                     12 months.

Credit Enhancement:                  Senior / subordinate, shifting interest
                                     structure.

Mortgage Loans:                      As of the Cut-off Date, the aggregate
                                     principal balance of the Mortgage Loans
                                     is expected to be $420,000,000, subject
                                     to a 5% variance.

Corridor Contract:                   Beginning with the first Distribution
                                     Date, the Class A-1 Certificates will
                                     have the benefit of an interest rate
                                     corridor contract. With respect to each
                                     applicable Distribution Date, the amount payable by the corridor contract counterparty will equal the product of
                                     (i) the excess (if any) of one month
                                     LIBOR over 5.00% (subject to a ceiling of 9.00%), (ii) the lesser of (x) the corridor contract notional balance for such Distribution Date and (y) the Class
                                     Certificate Balance of the Class A-1
                                     Certificates immediately prior to such
                                     Distribution Date and (iii) one-twelfth
                                     ("Yield Supplement Amount").

                                     On each Distribution Date, the Corridor
                                     Contract will only be available to pay
                                     current basis risk shortfall incurred in such interest accrual period.

-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------

Advances:                            The Master Servicer will make cash
                                     advances with respect to delinquent
                                     payments of principal and interest on the mortgage loans to the extent the Master
                                     Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Senior Principal Distribution:       The principal payments to the Senior
                                     Certificates, to the extent of available funds, will be made concurrently as follows:

                                     1.  95% of such amount, to the Class A-3
                                         Certificates, an amount up to the NAS
                                         Principal Distribution Amount, until
                                         the Class Principal Balance is
                                         reduced to zero.

                                     2.  To the Class A-1 Certificates, until
                                         the Class Principal Balance is
                                         reduced to zero.

                                     3.  To the Class A-3 Certificates,
                                         without regard to the NAS Principal
                                         Distribution Amount, until the Class
                                         Principal Balance is reduced to zero.

NAS Principal Distribution Amount:   The sum of the NAS Scheduled Amount plus
                                     the NAS Prepayment Amount.

NAS Scheduled Amount:                The product of (x) the NAS Percent (y)
                                     the senior scheduled principal
                                     distribution amount and (z) the NAS
                                     Priority Percent.

NAS Prepayment Amount:               The product of (x) the NAS Percent (y)
                                     the senior prepayment principal
                                     distribution amount and (z) the NAS
                                     Priority Percent.

NAS Percent:                         The sum of (x) the Class A-3 Certificate
                                     Balance and (y) $34,500,000 over the
                                     balance of the Senior Certificates.

NAS Priority Percent:                For any Distribution Date occurring
                                     during the first five years, beginning on the first Distribution Date, 0%.
                                     Thereafter, the NAS Priority Percentage
                                     for any Distribution Date occurring on or after the fifth anniversary of the first
                                     Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution
                                     Date in the second year thereafter, 40%;
                                     for any Distribution Date in the third
                                     year thereafter, 60%; for any
                                     Distribution Date in the fourth year
                                     thereafter, 80%; and for any Distribution
                                     Date thereafter, 100%.

-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------


                                               Preliminary Interest Rate Cap Schedules
                                                    (Subject to final collateral)

------------------------------------------------------------------------------------------------------------------------------------
             Class A-1 Interest                                              Class A -1 Interest Rate
           Rate Corridor Notional                                                Corridor Notional
 Period           Balance ($)         Strike%      Ceiling%      Period             Balance ($)          Strike%          Ceiling%
      1        333,225,000.00          5.00%        9.00%              53          50,727,408.80          5.00%            9.00%
      2        329,059,691.57          5.00%        9.00%              54          47,618,450.89          5.00%            9.00%
      3        324,440,286.14          5.00%        9.00%              55          44,579,787.15          5.00%            9.00%
      4        319,375,714.29          5.00%        9.00%              56          41,609,828.23          5.00%            9.00%
      5        313,876,467.02          5.00%        9.00%              57          38,707,020.70          5.00%            9.00%
      6        307,954,573.91          5.00%        9.00%              58          35,869,846.24          5.00%            9.00%
      7        301,623,572.61          5.00%        9.00%              59          33,096,820.89          5.00%            9.00%
      8        294,898,469.37          5.00%        9.00%              60          30,386,494.22          5.00%            9.00%
      9        287,795,690.72          5.00%        9.00%              61          27,737,448.59          5.00%            9.00%
     10        280,333,026.39          5.00%        9.00%              62          26,072,671.93          5.00%            9.00%
     11        272,529,563.62          5.00%        9.00%              63          24,461,361.69          5.00%            9.00%
     12        264,405,613.09          5.00%        9.00%              64          22,902,247.67          5.00%            9.00%
     13        256,465,346.76          5.00%        9.00%              65          21,394,089.70          5.00%            9.00%
     14        248,704,611.49          5.00%        9.00%              66          19,935,676.98          5.00%            9.00%
     15        241,119,348.05          5.00%        9.00%              67          18,525,827.42          5.00%            9.00%
     16        233,705,588.99          5.00%        9.00%              68          17,163,387.01          5.00%            9.00%
     17        226,459,456.56          5.00%        9.00%              69          15,847,229.23          5.00%            9.00%
     18        219,377,160.68          5.00%        9.00%              70          14,576,254.43          5.00%            9.00%
     19        212,454,996.97          5.00%        9.00%              71          13,349,389.22          5.00%            9.00%
     20        205,689,344.82          5.00%        9.00%              72          12,165,585.96          5.00%            9.00%
     21        199,076,665.46          5.00%        9.00%              73          11,023,822.16          5.00%            9.00%
     22        192,613,500.16          5.00%        9.00%              74          10,189,736.25          5.00%            9.00%
     23        186,296,468.35          5.00%        9.00%              75           9,390,826.72          5.00%            9.00%
     24        180,122,265.95          5.00%        9.00%              76           8,626,183.87          5.00%            9.00%
     25        174,087,663.54          5.00%        9.00%              77           7,894,920.18          5.00%            9.00%
     26        168,189,504.73          5.00%        9.00%              78           7,196,169.74          5.00%            9.00%
     27        162,424,704.52          5.00%        9.00%              79           6,529,087.84          5.00%            9.00%
     28        156,790,247.63          5.00%        9.00%              80           5,892,850.45          5.00%            9.00%
     29        151,283,186.98          5.00%        9.00%              81           5,286,653.77          5.00%            9.00%
     30        145,900,642.11          5.00%        9.00%              82           4,709,713.76          5.00%            9.00%
     31        140,639,797.70          5.00%        9.00%              83           4,161,265.73          5.00%            9.00%
     32        135,497,902.06          5.00%        9.00%              84           3,640,563.89          5.00%            9.00%
     33        130,472,265.75          5.00%        9.00%              85           3,146,880.89          5.00%            9.00%
     34        125,560,260.12          5.00%        9.00%              86           3,083,317.05          5.00%            9.00%
     35        120,759,315.95          5.00%        9.00%              87           3,021,291.80          5.00%            9.00%
     36        116,066,922.12          5.00%        9.00%              88           2,960,768.96          5.00%            9.00%
     37        111,480,624.29          5.00%        9.00%              89           2,901,713.21          5.00%            9.00%
     38        106,998,023.60          5.00%        9.00%              90           2,844,090.05          5.00%            9.00%
     39        102,616,775.44          5.00%        9.00%              91           2,787,865.76          5.00%            9.00%
     40         98,334,588.20          5.00%        9.00%              92           2,733,007.41          5.00%            9.00%
     41         94,149,222.11          5.00%        9.00%              93           2,679,482.84          5.00%            9.00%
     42         90,058,488.01          5.00%        9.00%              94           2,627,260.61          5.00%            9.00%
     43         86,060,246.25          5.00%        9.00%              95           2,576,310.03          5.00%            9.00%
     44         82,152,405.57          5.00%        9.00%              96           2,526,601.12          5.00%            9.00%
     45         78,332,921.97          5.00%        9.00%              97           2,478,104.59          5.00%            9.00%
     46         74,599,797.69          5.00%        9.00%              98           2,433,963.81          5.00%            9.00%
     47         70,951,080.12          5.00%        9.00%              99           2,390,878.43          5.00%            9.00%
     48         67,384,860.81          5.00%        9.00%             100           2,348,823.57          5.00%            9.00%
     49         63,899,274.46          5.00%        9.00%             101           2,307,774.89          5.00%            9.00%
     50         60,492,497.93          5.00%        9.00%             102           2,267,708.64          5.00%            9.00%
     51         57,162,749.33          5.00%        9.00%             103           2,228,601.64          5.00%            9.00%
     52         53,908,287.03          5.00%        9.00%             104           2,190,431.23          5.00%            9.00%
                                                                  105 and                   0.00          0.00%            0.00%
                                                               thereafter


-------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY                                                                                                    August 4, 2005
Securitized Products Group                                    [LOGO OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------


This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security/instrument or to participate in any trading strategy. Any such offer would be made only after a prospective participant had completed its own independent investigation of the securities, instruments or transactions and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument. That information would contain material information not contained herein and to which prospective participants are referred. This material is based on public information as of the specified date, and may be stale thereafter. We have no obligation to tell you when information herein may change. We make no representation or warranty with respect to the accuracy or completeness of this material. Morgan Stanley has no obligation to provide updated information on the securities/instruments mentioned herein.

Any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners. Third-party data providers make no warranties or representations of any kind relating to the accuracy, completeness, or timeliness of the data they provide and shall not have liability for any damages of any kind relating to such data.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

An investor in the securities must, among other things, (i) have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment , (ii) be financially able to bear such risk and (iii) have determined that an investment in the securities is suitable and appropriate for it.


--------------------------------------------------------------------------------
(C) 2004 Morgan Stanley
--------------------------------------------------------------------------------